UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2008
GUARANTY FINANCIAL GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 001-33661	74-2421034 (I.R.S. Employer Identification No.)
1300 MoPac Expressway South
Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 434-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On November 5, 2008, Guaranty Financial Group Inc. (the “Company”) issued a press release announcing the Company’s earnings for the quarter ended September 30, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 2.05	Costs Associated with Exit or Disposal Activities.
On October 31, 2008, the Company committed to workforce reduction plans that will involve approximately 4% of the Company’s employees in order to reduce costs and maximize operational efficiency. The plans were communicated to affected employees between October 31, 2008 and November 4, 2008 and are expected to be completed by January 12, 2009. In connection with the reduction plans, the Company currently expects to incur costs of approximately $2.7 million in one-time termination benefits to be paid within the next twelve months. The Company expects to recognize the majority of the foregoing charges in the fourth quarter of 2008.

Item 7.01	Regulation FD Disclosure.
On November 5, 2008, Kenneth R. Dubuque, Chairman of the Board of Directors, President and Chief Executive Officer of the Company and Ronald D. Murff, Senior Executive Vice President and Chief Financial Officer of the Company, participated in a conference call discussing the Company’s earnings for the quarter ended September 30, 2008. Copies of the presentation materials used by Mr. Dubuque and Mr. Murff are furnished as Exhibit 99.2 to this Report.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press release issued by the Company on November 5, 2008, announcing the Company’s earnings for the quarter ended September 30, 2008.

99.2	Presentation materials used by Kenneth R. Dubuque, Chairman of the Board of Directors, President and Chief Executive Officer of the Company and Ronald D. Murff, Senior Executive Vice President and Chief Financial Officer of the Company, in a conference call on November 5, 2008, discussing the Company’s earnings for the quarter ended September 30, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY FINANCIAL GROUP INC.
Date: November 5, 2008	By:	/s/ Scott A. Almy
		Name:	Scott A. Almy
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press release issued by the Company on November 5, 2008, announcing the Company’s earnings for the quarter ended September 30, 2008.
99.2	Presentation materials used by Kenneth R. Dubuque, Chairman of the Board of Directors, President and Chief Executive Officer of the Company and Ronald D. Murff, Senior Executive Vice President and Chief Financial Officer of the Company, in a conference call on November 5, 2008, discussing the Company’s earnings for the quarter ended September 30, 2008.